UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number        811-22475

Excelsior Private Markets Fund II (TI), LLC

(Exact name of registrant as specified in charter)

325 North Saint Paul Street, 49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

Robert Conti, Chief Executive Officer and President

Excelsior Private Markets Fund II (TI), LLC

c/o Neuberger Berman Management, LLC

605 Third Avenue, 2nd Floor

New York, NY 10158-0180

 (Name and address of agent for service)

Registrant’s telephone number, including area code:     1-212-476-8800

Date of fiscal year end:   March 31

Date of reporting period:   June 30, 2015

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Excelsior Private Market Fund II (TI), LLC (the “Fund”) invests substantially all of its assets in Excelsior Private Markets Fund II (Master), LLC (the “Company”). The percentage of the Company’s members’ equity owned by the Fund at June 30, 2015, was 40.18%. The Fund has included the Company’s schedule of investments as of June 30, 2015, below. The Company’s schedule of investments was also filed on Form N-Q with the Securities and Exchange Commission on August 28, 2015.

Excelsior Private Markets Fund II (Master), LLC

Schedule of Investments

June 30, 2015 (Unaudited)

Portfolio Funds (A),(B),(D),(E)	Acquisition Type	Acquisition Dates (C)	Geographic Region (F)	Fair Value

Buyout/Growth (52.96%)
Advent International GPE VII-B, L.P.	Primary	8/2012 - 6/2015	North America	$7,218,421
Apax US VII, L.P.	Secondary	12/2011 - 11/2013	North America	6,660,648
Apax VIII - B, L.P.	Primary	6/2013 - 4/2015	Europe	1,765,770
BC European Capital IX	Primary	3/2012 - 3/2015	Europe	1,573,629
CVC European Equity Partners II, L.P.	Secondary	3/2012	Europe	23,534
Doughty Hanson & Co III	Secondary	2/2012	Europe	769,068
FTV IV, L.P.	Primary	12/2012 - 5/2015	North America	4,722,991
Green Equity Investors VI, L.P.	Primary	11/2012 - 6/2015	North America	5,908,632
Grey Mountain Partners Fund III, L.P.	Primary	7/2013 - 6/2015	North America	3,200,625
HgCapital 7 C, L.P.	Primary	12/2013 - 6/2015	Europe	3,376,807
Industri Kapital 1997 Limited Partnership III	Secondary	2/2012 - 6/2012	Europe	20,252
Permira Europe I	Secondary	3/2012	Europe	59,498
Platinum Equity Capital Partners III, L.P.	Secondary	10/2013 - 5/2015	North America	2,966,835
Silver Lake Kraftwerk Fund, L.P.	Primary	12/2012 - 4/2015	North America	767,243
SPC Partners V, L.P.	Primary	7/2012 - 5/2015	North America	2,817,594
Thomas H. Lee Equity Fund VI, L.P.	Secondary	4/2012 - 2/2015	North America	6,225,709
Vision Capital Partners IV, L.P.	Secondary	2/2012	Europe	1,121,341
Vision Capital Partners VII L.P.	Secondary	7/2012 - 4/2015	Europe	3,281,429
				52,480,026
Special Situations (15.65%)
ArcLight Energy Partners Fund V, L.P.	Primary	12/2011 - 3/2015	North America	2,951,713
Lone Star Real Estate Fund III (U.S.), L.P.	Primary	5/2014 - 5/2015	North America	3,969,733
Ridgewood Energy Oil & Gas Fund II, L.P.	Primary	5/2013 - 6/2015	North America	3,537,682
Royalty Opportunities S.àr.l.	Primary	8/2011 - 1/2015	Europe	4,677,672
Technology Venture Partners No. 3 Fund	Secondary	7/2012 - 2/2013	Oceania	369,936
				15,506,736
Venture Capital (28.60%)
Abingworth Bioventures II SICAV	Secondary	3/2012	Europe	3,623
Battery Ventures X Side Fund, L.P.	Primary	7/2013 - 6/2015	North America	1,483,219
Battery Ventures X, L.P.	Primary	6/2013 - 5/2015	North America	1,704,430
Boulder Ventures III, L.P.	Secondary	3/2012	North America	6,516
DFJ Growth 2013, L.P.	Primary	7/2013 - 6/2015	North America	4,938,146
Francisco Partners, L.P.	Secondary	4/2012	North America	1,266,888
Intersouth Partners V, L.P.	Secondary	3/2012	North America	191,305
InterWest Partners IX, L.P.	Secondary	12/2011 - 4/2015	North America	1,752,985
InterWest Partners VIII, L.P.	Secondary	12/2011	North America	696,619
InterWest Partners X, L.P.	Secondary	12/2011 - 4/2015	North America	1,560,924
JK&B Capital III, L.P.	Secondary	4/2012 - 7/2012	North America	130,986
Lightspeed China Partners I, L.P.	Primary	5/2012 - 6/2015	North America	3,845,326
Lightspeed Venture Partners IX, L.P.	Primary	3/2012 - 5/2015	North America	6,506,615
Polaris Venture Partners III, L.P.	Secondary	3/2012	North America	350,345
Trinity Ventures XI, L.P.	Primary	4/2013 - 6/2015	North America	3,895,436
Tudor Ventures II, L.P.	Secondary	4/2012 - 12/2013	North America	-
				28,333,363

Total Investments in Portfolio Funds (cost $73,274,665) (97.21%)				96,320,125
Other Assets & Liabilities (Net) (2.79%)				2,766,818
Members’ Equity - Net Assets (100.00%)				$99,086,943

(A)	Non-income producing securities, which are restricted as to public resale and liquidity.
(B)	Total cost of illiquid and restricted securities at June 30, 2015 aggregated $73,274,665. Total fair value of illiquid and restricted securities at
June 30, 2015 was $96,320,125 or 97.21% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	The estimated cost of the Portfolio Funds at June 30, 2015, for federal income tax purposes aggregated $68,445,229. The net unrealized appreciation for federal income tax purposes was estimated to be $27,874,896. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $29,004,357 and $1,129,461, respectively.
(E)	All percentages are calculated as fair value divided by the Company’s Members’ Equity - Net Assets.
(F)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

Valuation of Investments

The Company computes its net asset value as of the last business day of each fiscal quarter and at such other times as the Neuberger Berman Management LLC (the “Investment Adviser”) and NB Alternatives Advisers LLC (the “Sub-Adviser”) deem appropriate in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board of Managers of the Company (the “Board).

The Board has approved the Procedures pursuant to which the Company values its interests in the portfolio funds (“Portfolio Funds”) and other investments. The Board has delegated to the Investment Adviser general responsibility for determining the value of the assets held by the Company.  The Investment Adviser has delegated its valuation responsibility to an affiliated Sub-Adviser that has experience in valuing similar investments. The value of the Company’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.  Generally, the value of each Portfolio Fund will be based primarily upon the value reported to the Company by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under FASB ASC Topic 820: Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate net asset value per share or equivalent, an investor may determine fair value by using the net asset value reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Sub-Adviser generally will value the Company’s investment in the Portfolio Fund on a quarterly basis using the practical expedient as of each quarter end, based on the valuation provided to the Sub-Adviser by the Portfolio Fund (or the manager thereof on behalf of the Portfolio Fund) in accordance with the valuation policies of the Portfolio Fund or its manager, as applicable.

Although the Sub-Adviser generally will value the Company’s investments in Portfolio Funds using the practical expedient as described above, there may be situations where the Sub-Adviser is either unable to utilize the practical expedient, for example because a Portfolio Fund does not report a quarter end value on a timely basis, or where the Sub-Adviser determines that the use of the practical expedient is not appropriate as it will not result in a price that represents the current value of the Portfolio Fund’s investment. In such circumstances, the Sub-Adviser will initiate a process to determine the fair value of the Company’s interest in such Portfolio Fund independently of the valuation provided by the Portfolio Fund, subject to review by the Board.

In making and reviewing a valuation, the Sub-Adviser and the Board, respectively, take into consideration all reasonably available information and other factors deemed pertinent.  Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

FASB ASC 820-10 “Fair Value Measurements and Disclosure” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level	1 Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level	2 Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level	3 Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. An investment's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Sub-Adviser. The Sub-Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Sub-Adviser’s perceived risk of that investment.

All of the Company’s investments in the Portfolio Funds have been classified within Level 3, and the Company generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market.” These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3.

Assumptions used by the Sub-Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Company’s results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Members’ Equity - Net Assets by level within the valuation hierarchy as of June 30, 2015.

	Level 1	Level 2	Level 3	Total
Assets:
Buyout/Growth	$-	$-	$52,480,026	$52,480,026
Special Situations	-	-	15,506,736	15,506,736
Venture Capital	-	-	28,333,363	28,333,363
Totals	$-	$-	$96,320,125	$96,320,125

Valuation Process for Level 3 Fair Value Measurements

The Company generally uses the net asset value reported by a Portfolio Fund as its valuation of such Portfolio Fund; however, adjustments to the reported valuation may be made in certain circumstances where such use is not applicable or inappropriate. In making a valuation determination, the Sub-Adviser considers various factors, including, but not limited to, the Portfolio Fund’s valuation policies and practices, the Portfolio Fund’s investment portfolio or other assets and liabilities, the pricing of new rounds of financing by the underlying investments in the Portfolio Fund, any relevant operational or non-investment issues that may affect the Portfolio Fund, and the valuation of the same investments held by other Portfolio Funds. The valuation process for investments categorized in Level 3 of the fair value hierarchy is completed on a quarterly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight and review. The Sub-Adviser has responsibility for the valuation process and the fair value of investments reported in the financial statements. The Sub-Adviser performs initial and ongoing investment monitoring and valuation assessments. The Sub-Adviser’s due diligence process includes evaluating the operations and valuation procedures of the managers of the Portfolio Funds and the transparency of those processes through background and reference checks, attendance at investor meetings and periodic site visits. In determining the fair value of investments, the Sub-Adviser reviews periodic investor reports and interim and annual audited financial statements received from the Portfolio Funds, reviews material quarter over quarter changes in valuation and assesses the impact of macro market factors on the performance of the Portfolio Funds. The Board reviews investment transactions and monitors performance of the managers of the Portfolio Funds. The fair value recommendations of the Sub-Adviser are reviewed and ratified by the Board on a quarterly basis.

Significant Unobservable Inputs

As of June 30, 2015, the Company had investments in Portfolio Funds valued at $96,320,125. The fair value of all investments in the Company’s Schedule of Investments has been valued at the unadjusted net asset value reported by the managers of the Portfolio Funds.

The following table includes a rollforward of the amounts as of June 30, 2015 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

	Buyout/Growth	Special Situations	Venture Capital	Total
Balance as of April 1, 2014	$47,836,768	$14,369,883	$23,558,874	$85,765,525
Net change in unrealized appreciation on investments	1,234,349	451,859	2,277,247	3,963,455
Net realized gain on investments	1,011,235	344,281	40,608	1,396,124
Contributions	5,106,620	1,077,516	2,599,723	8,783,859
Proceeds	(2,708,946)	(736,803)	(143,089)	(3,588,838)
Balance as of June 30, 2015	$52,480,026	$15,506,736	$28,333,363	$96,320,125

The net change in unrealized appreciation relating to Level 3 investments still held as of June 30, 2015 is $3,963,455.

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended June 30, 2015.

Most investments in the Portfolio Funds are closed-end investment vehicles, which provide no liquidity or redemption option and are not readily marketable. Additional information on the investments can be found in the Schedule of Investments.

The estimated remaining life of the Company’s Portfolio Funds as of June 30, 2015 is one to nine years, with the possibility of extensions by each of the Portfolio Funds.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   Excelsior Private Markets Fund II (TI), LLC

By (Signature and Title)	/s/ Robert Conti
Robert Conti, Chief Executive Officer and President

Date   August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert Conti
Robert Conti, Chief Executive Officer and President

Date   August 28, 2015

By (Signature and Title)	/s/ John M. McGovern
John M. McGovern, Treasure and Principal Financial and Accounting Officer

Date   August 28, 2015